Exhibit 99

Monthly Commentary

Attached is the monthly statistical report. It reflects results for August 2004. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights/clarifications include:

•                  Bank deposits rose by $111 million or 4%. The increase was comprised of growth in small business, escrow and brokered CD funds.

•                  Auto loan production dropped by $18 million or 39%. The decline relates primarily to reduced consumer activity in Florida during Hurricanes Charley and Frances. The increase in the weighted average coupon reflects price increases implemented in July that have now worked their way through the pipeline. We also began direct origination of auto loans over the bank Web site. Previously, we referred customers to a third-party lender. The change will allow us to better serve our retail bank customers and retain any auto loans we make to them. It is still too early to provide statistics and trends on this new channel but we intend to do so in the future.

•                  Conforming production was up by $104 million or 13%, while conforming sales increased by $131 million or 20%.

•                  Non-conforming production eased by $18 million or 6%, while non-conforming sales declined by $83 million or 22%.

•                  Our locked mortgage pipeline rose by $83 million or 7%.

Earnings outlook:

Management cautions that third quarter earnings are under significant pressure. An increasingly competitive pricing environment is impacting results in the conforming mortgage operation. Pre-tax conforming margins are running near the break-even level. The declining rate environment is also having an adverse effect on net servicing hedge results. These combined pressures are now expected to drive third quarter earnings significantly below the current consensus of $.18.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	August 31, 2003	September 30, 2003	October 30, 2003	November 30, 2003	December 31, 2003	January 31, 2004
NETBANK, INC. CONSOLIDATED

Retail customers
Business customers
Total customers

Services per customer

Total average assets (consolidated)	$4,578,824	$4,671,386	$4,505,454	$4,406,864	$4,427,911	$4,525,943

BANKING SEGMENT

Retail customers
Business customers
Total customers	164,188	165,467	165,692	165,901	165,762	165,814

Services per customer
Online bill pay penetration (accounts > 90 days)	47%	47%	47%	48%	48%	48%
Direct deposit of payroll penetration (accounts > 90 days)	44%	44%	44%	44%	45%	45%

Retail deposits		$2,212,717	$2,268,065	$2,295,409	$2,315,086	$2,335,435
Small business deposits		17,454	20,382	24,326	26,555	29,178
Other deposits		295,533	235,155	200,229	199,718	233,386
Total deposits	$2,653,413	$2,525,704	$2,523,602	$2,519,964	$2,541,359	$2,597,999

Average retail checking account balance	$1,980	$1,928	$2,029	$2,008	$2,063	$2,333
Average retail money market account balance	$14,716	$14,947	$15,365	$15,656	$15,777	$15,672
Average retail CD balance	$17,679	$17,668	$17,567	$17,582	$17,590	$17,712

Average small business checking account balance		$3,937	$3,803	$4,193	$4,697	$4,449
Average small business money market account balance		$34,651	$35,733	$39,861	$38,835	$37,219
Average small business CD balance		$67,858	$65,104	$64,924	$59,673	$56,113

Indirect Auto Lending –
Number of loans	595	1,014	957	615	1,069	1,499
Production	$11,327	$19,760	$19,124	$12,511	$22,961	$31,460
Weighted Average Note Rate		6.35%	6.58%	6.56%	6.20%	6.19%

Business Equipment Leasing —
Production						$12,975

Servicing Portfolio –
Held for sale MSRs	$510,459	$281,946	$289,677	$396,414	$250,338	$152,870
Available for sale MSRs	10,502,779	10,990,711	11,815,377	11,958,653	12,293,325	12,476,242
UPB underlying MSRs	11,013,238	11,272,657	12,105,054	12,355,067	12,543,663	12,629,112
Work-in-process and whole loans	3,505,018	3,832,375	3,074,220	3,186,351	3,429,796	3,159,542
Sold but not transferred	1,339,979	833,827	1,186,995	1,288,353	498,474	687,321
Third party subservicing	898,064	876,210	828,064	763,326	553,554	598,119
Total loans serviced	$16,756,299	$16,815,069	$17,194,333	$17,593,097	$17,025,487	$17,074,094

Weighted average note rate	6.19%	6.13%	6.12%	6.10%	6.09%	6.08%
Weighted average service fee	0.34%	0.34%	0.33%	0.33%	0.33%	0.33%

Delinquency percentage (30+ days)	3.36%	3.33%	3.12%	4.73%	4.15%	4.45%
Bankruptcy & foreclosure	0.64%	0.63%	0.71%	0.67%	0.77%	0.84%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$1,652,731	$1,199,650	$944,564	$780,153	$893,909	$793,362
Non-conforming mortgage production	179,889	237,231	254,550	193,478	214,626	138,779
Total mortgage production	$1,832,620	$1,436,881	$1,199,114	$973,631	$1,108,535	$932,141

Refinance loans as a % of production	54%	41%	38%	40%	41%	45%

Conforming mortgage sales	$1,676,816	$848,545	$1,471,454	$777,349	$909,852	$563,956
Non-conforming mortgage sales	183,977	—	423,078	253,340	15,106	376,279
Total mortgage sales	$1,860,793	$848,545	$1,894,532	$1,030,689	$924,958	$940,235

Locked conforming mortgage pipeline	$1,434,890	$1,389,535	$1,077,757	$1,001,046	$966,943	$1,140,608
Application conforming mortgage pipeline	2,451,480	2,010,190	2,726,520	3,066,998	3,159,307	3,406,573
Total conforming mortgage pipeline	$3,886,370	$3,399,725	$3,804,277	$4,068,044	$4,126,250	$4,547,181

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)				3,887	3,780	3,834
ATMs (proprietary)				399	536	536
Total ATMS Serviced				4,286	4,316	4,370

Merchant Service Terminals				151	178	187

Insurance Sales Processing –
Number of policies sold	47	38	49	71	92	68
Number of policies in force	259	294	336	396	477	542

	February 29, 2004	March 31, 2004	April 30, 2004	May 31, 2004	June 30, 2004	July 31, 2004	August 31, 2004
NETBANK, INC. CONSOLIDATED

Retail customers		254,531	256,238	256,245	257,274	257,448	256,509
Business customers		19,487	19,573	19,805	19,837	20,098	20,602
Total customers		274,018	275,811	276,050	277,111	277,546	277,111

Services per customer		1.75	1.75	1.75	1.75	1.74	1.74

Total average assets (consolidated)	$4,479,099	$4,457,366	$4,541,118	$5,086,771	$5,171,755	$5,332,771	$5,352,072

BANKING SEGMENT

Retail customers		163,791	164,550	165,198	166,131	166,481	166,344
Business customers		1,386	1,492	1,568	1,637	1,701	1,766
Total customers	164,137	165,177	166,042	166,766	167,768	168,182	168,110

Services per customer		2.23	2.23	2.23	2.23	2.21	2.20
Online bill pay penetration (accounts > 90 days)	48%	48%	49%	51%	51%	51%	52%
Direct deposit of payroll penetration (accounts > 90 days)	47%	48%	50%	50%	50%	49%	48%

Retail deposits	$2,340,613	$2,267,789	$2,219,497	$2,182,126	$2,153,069	$2,306,632	$2,379,358
Small business deposits	32,051	33,162	34,885	37,550	42,641	44,754	54,318
Other deposits	235,146	346,239	402,087	302,062	256,693	231,398	259,702
Total deposits	$2,607,810	$2,647,190	$2,656,469	$2,521,738	$2,452,403	$2,582,784	$2,693,378

Average retail checking account balance	$2,270	$2,210	$2,384	$2,365	$2,284	$2,409	$2,331
Average retail money market account balance	$15,845	$15,858	$15,631	$15,667	$15,513	$15,331	$15,169
Average retail CD balance	$17,794	$17,775	$17,673	$17,628	$17,755	$17,658	$17,509

Average small business checking account balance	$5,356	$4,684	$5,335	$5,186	$5,844	$6,472	$7,032
Average small business money market account balance	$36,631	$35,530	$34,232	$36,007	$41,231	$42,316	$53,645
Average small business CD balance	$52,673	$51,582	$51,509	$53,479	$51,108	$48,549	$42,171

Indirect Auto Lending –
Number of loans	1,013	1,569	1,812	1,965	1,788	2,039	1,296
Production	$21,009	$34,251	$40,401	$44,167	$38,982	$45,246	$27,563
Weighted Average Note Rate	6.25%	5.89%	5.78%	5.51%	5.78%	5.80%	6.34%

Business Equipment Leasing —
Production	$11,061	$15,443	$15,215	$13,627	$13,647	$15,120	$15,036

Servicing Portfolio –
Held for sale MSRs	$161,363	$475,284	$311,909	$274,165	$173,670	$189,642	$257,065
Available for sale MSRs	12,555,359	12,775,835	12,851,438	12,847,063	12,852,809	12,747,454	12,701,630
UPB underlying MSRs	12,716,722	13,251,119	13,163,347	13,121,228	13,026,479	12,937,096	12,958,695
Work-in-process and whole loans	3,086,007	3,340,011	3,505,002	3,708,096	3,751,858	3,759,063	3,856,603
Sold but not transferred	752,863	509,969	337,728	477,326	640,132	751,906	475,163
Third party subservicing	498,576	480,143	472,948	424,615	131,077	126,160	124,612
Total loans serviced	$17,054,168	$17,581,242	$17,479,025	$17,731,265	$17,549,546	$17,574,225	$17,415,073

Weighted average note rate	6.08%	6.04%	5.98%	5.97%	5.97%	6.00%	6.02%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

Delinquency percentage (30+ days)	4.25%	3.23%	3.30%	4.22%	3.99%	4.30%	4.20%
Bankruptcy & foreclosure	0.94%	0.95%	0.94%	0.98%	1.03%	0.98%	1.00%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$848,767	$1,088,709	$1,269,828	$924,084	$831,695	$804,370	$908,524
Non-conforming mortgage production	158,406	230,743	253,199	252,847	371,784	293,319	275,736
Total mortgage production	$1,007,173	$1,319,452	$1,523,027	$1,176,931	$1,203,479	$1,097,689	$1,184,260

Refinance loans as a % of production	46%	44%	49%	41%	32%	26%	28%

Conforming mortgage sales	$814,283	$1,369,472	$625,308	$730,916	$1,016,752	$661,691	$792,412
Non-conforming mortgage sales	145,225	208,918	200,200	232,494	277,742	370,163	287,556
Total mortgage sales	$959,508	$1,578,390	$825,508	$963,410	$1,294,494	$1,031,854	$1,079,968

Locked conforming mortgage pipeline	$1,157,054	$1,678,698	$1,111,482	$948,601	$1,111,256	$1,219,207	$1,302,306
Application conforming mortgage pipeline	3,374,833	4,067,125	4,198,278	3,974,950	3,520,991	3,361,901	3,347,277
Total conforming mortgage pipeline	$4,531,887	$5,745,823	$5,309,760	$4,923,551	$4,632,247	$4,581,108	$4,649,583

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	4,885	4,949	5,149	5,202	6,469	6,287	6,326
ATMs (proprietary)	537	532	543	537	525	542	543
Total ATMS Serviced	5,422	5,481	5,692	5,739	6,994	6,829	6,869

Merchant Service Terminals	2,005	2,035	2,074	2,133	2,162	2,261	2,286

Insurance Sales Processing –
Number of policies sold	48	135	132	162	227	219	197
Number of policies in force	588	721	846	965	1,169	1,363	1,508

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.